May 2009
www.amedisys.com
NASDAQ: AMED

Forward-Looking Statements
This presentation may include forward-looking statements as defined by the
Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form
10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports
on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor
Relations department at (800) 467-2662. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based.

Important Website Information
We encourage everyone to visit the Investors Section of our
website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business and clinical operations and control processes, and
SEC filings. We intend to use our website to expedite public access to time-critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information.

Investment Highlights
  Focus on home nursing and related services to Medicare
 population
  Large, growing and highly fragmented industry
  Strong internal revenue growth and cash flow with low
 recurring routine cap ex
  Proven operating model supported by sophisticated
 technology system
  Demonstrated ability to identify and integrate
 acquisitions
  Liquidity availability to fund external growth
  Extensive delivery platform ideally positioned for
 Medicare care management initiatives
  Experienced management team

  William F. Borne
 Chairman and Chief Executive Officer
 CEO since founding the Company in 1982
  Larry R. Graham
 President and Chief Operating Officer, Director
 Joined Amedisys in 1996; COO since 1999;
 President since 2004
  Dale E. Redman, CPA
 Chief Financial Officer
 Joined Amedisys in February 2007
  Alice Ann Schwartz
 Chief Information Officer
 Joined Amedisys in 1998, CIO since 2004,
 SVP Clinical Operations since 2003
  Jeffrey Jeter
 Chief Compliance Officer
 Joined Amedisys in 2001
Management Team

Corporate Overview1
  Founded in 1982, publicly listed
 1994
  540 locations in 37 states
  Leading provider of home health
 services
 ‒ Services include skilled
 nursing and therapy services
  95% of Home Health revenue is
 episodic based (both Medicare &
 non-Medicare)
1For the quarter ended March 31, 2009
2Forecasted 2009 annual results as of 4/28/09.
Revenue Mix
Stats
Ш 14,800 employees
Ш Daily visits = 21,900
Ш8,000,000 visits projected in 2009
Ш 2009 revenue guidance = $1.475 billion2

- Average patient is 82 years old
- Higher acuity patient
- Patient is taking an average of 13 medications
  - 15 medications for greater than two episodes

Poly Pharmacy Needs
12.75
Average Number of Meds = 12.75
Date Range: 2008
Population: 198,793
Source: Amedisys AMS2

Age Distribution 65 and Older - 2008 -
Age Distribution: 65 y/o>
Date Range - 2008 (Jan-Dec)
Pop. Size: 258,706
Source: Amedisys AMS2 Completed Medicare Episodes
# of Patients
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
10%
14%
18%
23%
21%
11%
3%
65 67 69 71 73 75 77 79 81 83 85 87 89 91 93 95 97 99 101 103 105 107

Patient Overview

Amedisys Home Health Services

2008 Patients by Service Days

140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
129,411
33,808
12,828
6,691
3,815
2,426
1,657
1,190
853
599
1-60
61-120
121-180
181-240
241-300
301-360
361-420
421-480
481-540
541-600

Days	Patients	Percentage
1-60	129,411	66.96%
61-120	33,808	17.49%
121-180	12,828	6.64%
181-240	6,691	3.46%
241-300	3,815	1.97%
301-360	2,426	1.25%
361-420	1,657	0.86%
421-480	1,190	0.62%
481-540	853	0.44%
541-600	599	0.31%
Total	**193,278**	**100.00%**

• 85% receive care/
 discharged within 2
 episodes
• 10% received care within
 4 episodes
• 5% - Chronic Subset
Patient Length of Stay

National home nursing provider located in 37 states, the District of Columbia and Puerto Rico. Largest provider in the Southern and Southeastern United States.

WASHINGTON
MONTANA
N. DAKOTA
MINNESOTA
MAINE
OREGON
IDAHO
WYOMING
S. DAKOTA
WISCONSIN
MICHIGAN
NEW YORK
VT
NH
MA
CT
RI
NEBRASKA
IOWA
PENN
NEVADA
UTAH
COLORADO
ILLINOIS
IN
OHIO
NJ
MD
DE
KANSAS
W.VA
MISSOURI
KENTUCKY
VIRGINIA
CALIFORNIA
TENNESSEE
N. CAR
OKLAHOMA
ARIZONA
NEW MEXICO
ARKANSAS
S. CAR
GA
MISS
ALA
TEXAS
LA
FLA
ALASKA
PUERTO RICO

- 490 home nursing locations
- 50 hospice locations

Our Locations

Our Strategy
  Focus on Medicare-eligible patients
  Emphasize internal growth
  Select, acquire and integrate quality home care agencies
  Focus on leveraging our cost-efficient operating structure
  Develop and deploy specialized programs for chronic
 diseases and conditions
  Expand care coordination platform
  Start-up activities

$60.0
$55.0
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$23.2
$25.6
$27.5
$29.2
$30.8
$32.7
$35.3
$38.6
$42.4
$46.4
$51.0
$56.0
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Medicare Revenue Market Size
  2006: Medicare spending
 for home health reached
 $14 billion and hospice
 was $9.2 billion, giving a
 combined total of $23.2
 billion
  2017: Home health will
 contribute $36 billion and
 hospice $20 billion of the
 projected $56 billion
Source: CBO's March 2008 Baseline: MEDICARE
MEDICARE Home Health and Hospice Revenue
$ in billions

- Industry is highly fragmented
- 9,200 Medicare-certified nursing agencies
- Publicly-owned providers account for less than 7% of the home nursing market
- Most are single-site, small, local or regional providers:
  - Independently-owned agencies
  - Visiting nurse associations
  - Facility and hospital-based agencies

Medicare Certified Home Health Agencies

10,000
8,000
6,000
4,000
2,000
-
2002
2003
2004
2005
2006
2007

Home Nursing Market
Source: CMS Oscar data books and Medpac reports

Industry Growth Drivers
  Trend from inpatient to home-based care:
 ‒ Patient preference
 ‒ Payor incentives
 ‒ Technology advancements
  Demographics - aging population
 ‒ 8,000 Americans will become Medicare eligible each day
 beginning in 2011 and by 2030, 57.8 million baby
 boomers will be eligible for Medicare benefits1
  Increased prevalence of chronic and co-morbid conditions
1Source: United States Census Bureau

Internal Growth
  Internal revenue growth of 23% for Q1 2009
  Internal growth driven by:
 ‒ Overall industry growth
 ‒ Increase in episodic-based admissions
 • Focus on start-ups
 ‒ Increase in episodic-based recertifications
 • Higher acuity levels and co-morbidities, requiring
 more intensive services
 ‒ Increase in episodic-based revenue per episode
 • Continued deployment of therapy intensive specialty
 programs

# of Home Health Agencies
Projected
Completed
40
35
30
25
20
15
10
5
0
8
13
25
36
32
35
40
9
2003
2004
2005
2006
2007
2008
2009

Start-Up Strategy
  Home health start-ups
 typically generate $1.5 - $2.0
 million in run-rate revenue
 by the end of their second
 year of operations
  ~ 18 months to recoup the
 $250,000 - $350,000
 investment
  40 home health and 5
 hospice start-ups projected
 in 2009
* Reported numbers are for home health start-ups
Yearly Start-Ups*
31

- **Acquisition rationale:**
  - Industry leadership
  - Leverage our operating/business systems
  - Value accretion through synergies and agency profitability enhancement

- **Acquisition criteria:**
  - Defined pricing objectives
  - Targeted geographic profile
  - Compatible payor mix
  - Consistent clinical metrics
  - Expandable referral base
  - Opportunities for future internal growth

Number of Acquired Agencies
140
120
100
80
60
40
20
0
9
83
0
17
11
38
14
131
1
5
2005
2006
2007
2008
2009

	2005	2006	2007	2008	2009
Reported Purchase Price	$148.6M	$17.8M	$120.5M	$478.1M	$9.0M
Number of Deals	8	9	10	6	2

Acquisition Strategy
92
17
49
145
6

Referral Source
60%
50%
40%
30%
20%
10%
0%
58%
43%
41%
27%
Hospital Referral
Physician Referral
Amedisys
National Norm

High Quality Health Care
Source: OCS Corporate Comparative Report
Period: 1/1/08 - 9/30/08

Case Mix

Case Mix Weight (%)
1.55
1.5
1.45
1.4
1.35
1.3
1.25
1.2
2005
2006
2007
AMED
Nation

Higher Acuity Level Patients
Source: OCS BBI Reporter Corporate Comparative Report
Date Range: 2005-2007

Percent of Patients
90
80
70
60
50
40
30
20
10
0
49
44
54
53
61
48
72
64
70
64
48
43
68
61
31
29
22
22
66
68
1
1
86
80
Impovement in Ambulation
Improvement in Transferring
Improvement in Urinary Incont
Improvement in Pain
Improvement in Bathing
Improvement in Mgmt of Oral Meds
Improvement in Dyspnea
Acute Care Hospitalization *
Emergent Care *
Discharge to Community
Emergent Care New Wound *
Improvement of Surgical Wounds
Amedisys
Nation

High Quality Outcomes
Outcomes - September 2008
Amedisys vs. Nation
* Lower % is better
Source: www.medicare.gov

High Quality Health Care
  Care Management
 ‒ 13 disease management programs
 ‒ 70 clinical tracks
  Specialty Division
 ‒ Balanced For Life first program in
 division
 ‒ Serves higher acuity patients
 ‒ Rolled out to 234 locations through
 March 2009

- Strategic advantages from technology
- Standardized processes:
  - Automated review of assessment forms
  - Automated scheduling
  - Web-based HR and payroll system
- Evidenced based clinical care management
  - Centralized cardiac telehealth
  - Centralized ET nursing
  - Multidisciplinary wound program

- Controls over business system infrastructure
  - Coding controls
  - Clinical operations controls
  - Billing controls
  - Patient recertification
  - Compliance
- Centralized management of clinical oversight/utilization:
  - Real-time episode analysis
  - Daily/Weekly review of quality indicators
  - Executive information system

Investments in Technology

Comprehensive Compliance Program
Local Level
• Point of care system
 enhances clinical
 documentation accuracy
 with real-time assessment
 input
• Clinical nurse review of
 assessments
• Physician review/approval
• Standardized care plans
• Weekly case conferences
• Monthly audits
• End of episode case review
Regional Level
Corporate Level
• Unannounced
 compliance & billing
 audits
• Regional directors
 monitor compliance
 status and resolve errors
• Real-time monitoring
 capability of local level
 activity via Point of Care
 system
• Compliance training for all
 employees
• Compliance concerns hotline
• Compliance review of metric
 variances
• Compliance manager site
 visits
• Semi-annual
 clinical/compliance reviews
• Annual Sarbanes-Oxley audit
• Annual billing competency
 testing
http://www.amedisys.com/pdf/Compliance3/Compliance_Controls.pdf

Medicare Reimbursement
  Implemented in October 2000
 ‒ Base payment for 60-day episode of care
 ‒ Adjusted for patient acuity and market factors
  2008 CMS issued reimbursement changes
 ‒ Better alignment of reimbursement with patient needs
 ‒ Expands HHRG’s from 80 to 153
 ‒ More integrated reimbursement for therapy
 ‒ Allocation of more dollars to later episodes
 ‒ Benefits agencies with a greater mix of higher-acuity patients
  2009 Changes
 ‒ Market basket increase of 2.9%
 ‒ Increase offset by 2.75% case mix creep adjustment
 ‒ No rural add-on payment

  Strong revenue growth
  EPS growth of greater than 20% for six consecutive years
  Stable margins
  Low leverage
  Strong cash flow from operations

Financial Highlights

Revenue and EPS

Projected Revenue
Actual Revenue
EPS
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
EPS
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
Revenue (in Millions)
Guidance
2004
2005
2006
2007
2008
2009

Financial Highlights

Summary Financial Results

1 Adjusted EBITDA is defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest (income) expense, and depreciation and amortization plus certain
TLC integration costs and less the Alliance gain. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
2Adjusted diluted earnings per share is defined as diluted earnings per share plus the earnings per share effect of certain TLC acquisition costs and less the earnings per share effect of the Alliance gain. Adjusted diluted earnings per share should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted diluted earnings per share may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
($ in millions, except per share data)
2007
2008
Q108
Q109
Net revenue
$697.9
$1,187.4
$213.1
$341.8
 Period-over-period growth
29.0%
70.1%
38.7%
60.4%
Gross margin
368.9
624.8
112.3
176.8
 Percent of revenue
52.9%
52.6%
52.7%
51.7%
CFFO
93.1
150.7
25.7
54.5
Adjusted EBITDA1
109.8
181.4
32.3
54.0
 Percent of revenue
15.7%
15.3%
15.2%
15.8%
Adjusted fully-diluted EPS2
$2.32
$3.31
$0.62
$0.99

2007
2008
1Q08
1Q09
Agencies at period end
354
528
480
540
 Period-over-period growth
28.7%
49.2%
65.5%
12.5%
Total visits
4,302,830
7,004,200
1,280,957
2,018,920
 Period-over-period growth
25.2%
62.8%
31.8%
57.6%
Episodic-based admissions
129,649
199,371
38,859
56,112
 Period-over-period growth
19.9%
53.8%
23.0%
44.4%
Episodic-based completed
episodes
219,855
353,076
65,295
96,299
 Period-over-period growth
27.1%
60.6%
33.3%
47.5%
Episodic-based revenue per
episode
$2,660
$2,854
$2,673
$3,033
 Period-over-period growth
1.0%
7.3%
1.2%
13.5%
Summary Performance Results

Dec. 31, 2008
Mar. 31, 2009
Assets
Cash
$ 2.8
$ 25.6
Accounts Receivable, Net
175.7
154.4
Property and Equipment
79.3
80.7
Goodwill
733.9
736.3
Other
78.5
89.4
Total Assets
$ 1,070.2
$ 1,086.4
Liabilities and Equity
Debt
$ 328.5
$ 310.9
All Other Liabilities
179.6
177.4
Equity
562.1
598.1
Total Liabilities and Equity
$ 1,070.2
$ 1,086.4
Leverage Ratio
1.6x
1.4x
Summary Balance Sheet
($ in millions)

DSO - Net (2)
Days Sales Outstanding
55.0
53.0
51.0
49.0
47.0
45.0
43.0
41.0
39.0
37.0
35.0
47.7
43.7
53.3
46.8
39.1
39.6
43.3
45.2
45.0
46.8
51.0
47.2
40.4
3/31/06
6/30/06
9/30/06
12/31/06
3/31/07
6/30/07
9/30/07
12/31/07
3/31/08
6/30/08
9/30/08
12/31/08
3/31/09

Days Revenue Outstanding
(DSO)

(1) Our calculation of days revenue outstanding, net at March 31, 2008 is derived by dividing our ending net patient accounts receivable (i.e. net of estimated revenue adjustments, allowance for doubtful accounts and excluding the patient accounts receivable assumed in the TLC Health Care Services, Inc. (“TLC”) and Family Home Health Care, Inc. & Comprehensive Home Healthcare Services, Inc.
 (“HMA”) acquisitions) by our average daily net patient revenue, excluding the results of TLC and HMA for the three-month period ended March 31, 2008.
(2) Our calculation of days revenue outstanding, net is derived by dividing our ending net patient accounts receivable (i.e. net of estimated revenue adjustments and allowance for doubtful accounts) by our average daily net patient revenue for the three-month period.
(1)

Liquidity
  Available line of credit (LOC): 3/31/09   =  $166m
  2009 Estimated CFFO - Cap Ex - Required Debt Pay =  $140m

Summary
  Strong revenue growth
  EPS growth of greater than 20% for six consecutive years
  Stable margins
  Low leverage
  Strong cash flow from operations

Guidance1

1Guidance excludes the effects of future acquisitions, if they are made.
2Provided as of the date of our Form 8-K filed with the Securities and Exchange Commission on April 28, 2009.
Calendar Year 20092
 Net revenue:   $1.425 - $1.475 billion
 EPS:    $4.10 - $4.30
 Diluted shares:   27.5 million

Contact Information
Kevin B. LeBlanc
Director of Investor Relations
Amedisys, Inc.
5959 S. Sherwood Forest Boulevard
Baton Rouge, LA 70816
Office - 225.292.2031
Fax - 225.295.9653
kleblanc@amedisys.com
We encourage everyone to visit the Investors section on our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business and clinical operations and control processes, and SEC filings. We intend to use our website to expedite public access to time-critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information.